UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2010

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Pike Street

Suite 1800

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 6, 2010, Marchex, Inc. (the “Company”) entered into Amendment No. 4 (the “Amendment”) to the Advertiser Insertion Order dated as of July 1, 2007 (the “Agreement”), as amended, by and between the Company, MDNH, Inc. and Intellius Sales Company, LLC. The Amendment is effective as of December 31, 2009, extends the maturity of the Agreement through March 31, 2010 and amends certain financial terms.

The above summary is qualified in its entirety by reference to the Amendment, a copy of which will be filed as an exhibit to the Company’s next applicable periodic report or registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2010	MARCHEX, INC.

	By:	/s/ RUSSELL C. HOROWITZ
	Name:	Russell C. Horowitz
	Title:	Chairman and Chief Executive Officer